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                          SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON, D.C.  20549
                          ---------------------------------
                                       FORM 8-K

                                    CURRENT REPORT

       Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                  SEPTEMBER 15, 1998

                                 ROYAL OAK MINES INC.
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               (Exact name of registrant as specified in its charter)

                            COMMISSION FILE NUMBER 1-4350

ONTARIO, CANADA                                  98-0160821
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(State or other jurisdiction of                  (I.R.S. Employer Identification
incorporation or organization)                   No.)

C/O ROYAL OAK MINES (USA) INC.
5501 LAKEVIEW DRIVE
KIRKLAND, WASHINGTON
U.S.A.                                           98033
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(Address of principal executive offices)         (Postal/Zip Code)

(425) 822-8992
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Registrant's telephone number, including
area code
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Item 5.   Other Events

The Securities Commissions of the Provinces of Alberta, British Columbia, Newfoundland and Ontario have issued receipts for the prospectus of Royal Oak Mines Inc. dated August 31, 1998, qualifying in those provinces the distribution of 4,103,663 common shares issuable upon the exercise of 4,103,663 special warrants previously issued by Royal Oak Mines Inc. on June 24, 1998.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits

      (C) Exhibits

          4.1 Royal Oak Mines Inc. prospectus, dated August 31, 1998.

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SIGNATURE

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                       ROYAL OAK MINES INC.


Date:  September 15, 1998              By: /s/ James H. Wood
                                           -------------------------
                                           James H. Wood
                                           Chief Financial Officer

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